UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21085
THE METZLER/PAYDEN INVESTMENT GROUP
(Exact name of registrant as specified in charter)
333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071
(Address of principal executive offices)
EDWARD S. GARLOCK, ESQ.
SECRETARY
333 SOUTH GRAND AVENUE
LOS ANGELES, CA 90071
(Name and address of agent for service)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 625-2870
Date of fiscal year end: October 31
Date of reporting period: July 31, 2009

Metzler/Payden European Emerging Markets Fund
Schedule of Investments — July 31, 2009

Principal		Value
or Shares	Security Description	(000)

Common Stocks (99%)
Consumer Discretionary (2%)
4,399,100	Compa SA (b)	$352
123,000	NFI Empik Media & Fashion SA	486
40,000	OAO Magnit	1,636
403,500	Olympic Entertainment Group AS	303
350,000	Vistula Group SA	309

		3,086

Consumer Staples (4%)
10,992	AmRest Holdings N.V.	226
28,000	Central European Distribution Corp. (b)	804
377,800	Cherkizovo Group (b)	2,286
67,777	Eurocash SA	285
1,438	LPP SA (b)	714
65,000	Ramirent Oyj	521
17,000	Wimm-Bill-Dann Foods ADR (b)	1,159
71,100	X5 Retail Group NV (b)	1,145

		7,140

Diversified (1%)
525,000	Immoeast AG (b)	1,444
Energy (24%)
219,166	LUKOIL, LUK GR, EUR, Frankfurt	10,958
44,000	MOL Magyar Olaj-es Gazipari Rt. (b)	3,221
491,400	Oao Gazprom — Spon ADR	10,147
1,254,900	OAO Rosneft Oil Co.	7,667
307,250	Polski Koncern Naftowy Orlen SA	2,991
415,000	Surgutneftegaz	3,229
75,000	Unipetrol AS	491

		38,704

Financial (25%)
575,000	AFI Development PLC	978
4,220,555	Banca Transilvania	2,043
132,000	Bank Pekao SA (b)	6,579
62,000	Bank Zachodni WBK SA (b)	2,738
28,000	BRE Bank SA (b)	1,850
325,000	Echo Investment SA	402
108,500	Erste Group Bank AG	3,767
160,400	Globe Trade Centre SA	1,428
24,000	Komercni Banka AS	4,120
226,100	OTP Bank Rt. (b)	4,811
494,350	PKO Bank Polski (b)	5,637
34,500	Raiffeisen International Bank-Holding AG	1,531
677,000	Romanian Development Bank	2,299
1,025,000	Sberbank RF	1,404
650,000	Sistema Hals GDR (e)	302
2,123	Turkiye Is Bankasi	7

		39,896

Principal		Value
or Shares	Security Description	(000)

Industrial (9%)
675,000	LSR Group O.J.S.C. (b)	2,700
122,500	Mechel-ADR	1,308
473,650	New World Resources BV	3,060
106,046	OAO TMK	1,124
26,500	PBG SA (b)	2,050
1,285,000	Polimex Mostostal SA	1,716
20,000	Strabag SE	484
3,541,300	Turbomecanica SA	101
110,000	Wienerberger AG	1,823

		14,366

Materials (9%)
190,000	Cherepovets MK Severstal (b)	1,300
58,700	Evraz Group SA (b)	1,291
87,500	Kazakhmys PLC (b)	1,242
89,300	KGHM Polska Miedz SA	2,644
488,100	Mining and Metallurgical Company Norilsk Nickel (b)	4,886
139,200	Mining and Metallurgical Company Norilsk Nickel (b)	1,393
56,900	Novopipetsk Steel	1,473
50,000	Uralkali	920

		15,149

Technology (1%)
390,000	M Video (e)	948
Telecommunications (20%)
115,000	AFK Sistema (b) (d)	1,723
396,500	Agora SA	2,511
122,300	Cesky Telecom AS	3,322
383,750	Comstar United System (d)	1,919
70,000	CTC Media, Inc. (b)	865
3,948	Hurriyet Gazetecilik ve Matbaacilik AS (b)	3
315,000	Magyar Tavkozlesi Rt (Matav)	1,140
65,000	Mobile TeleSystems	2,729
743,000	OAO Vimpel-Communications (b)	10,038
137,500	Rambler Media Ltd.	784
17,000	Rostelecom	515
934,650	Telekomunikacja Polska SA	4,764
575,000	TVN SA	2,657

		32,970

Utilities (4%)
90,000	CEZ	4,819
15,000	NovaTek OAO	647
159,870	Transelectrica SA	704

		6,170

Total Common Stocks (Cost-$167,144)		159,873

Investment Company (Cost-$971) (1%)
970,903	Paydenfunds Cash Reserves Money Market Fund	971

Total (Cost-$168,115) (a) (100%)		160,844
Other Assets, net of Liabilities (0%)		293

Net Assets (100%)		$161,137

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$21,370
Unrealized depreciation	(28,641)

Net unrealized depreciation	$(7,271)

(b)	Non-income producing security.

(c)	Security offered to qualified investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Security appraised at fair value under procedures established by the Board.
Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Assets:
7/31/2009	Euro (Buy 243)	1.4176	$345	$1
8/3/2009	Euro (Buy 188)	1.4176	267	—
8/4/2009	Euro (Buy 464)	1.4176	658	4
8/3/2009	Hungary Forint (Buy 29,235)	188.0580	155	1
7/31/2009	Poland Zloty (Buy 1,831)	2.9212	627	6
8/3/2009	Poland Zloty (Buy 780)	2.9218	267	2
8/4/2009	Poland Zloty (Buy 465)	2.9220	159	2

				$16

Liabilities:
8/3/2009	Czech Republic Koruna (Sell 2,388)	18.0419	$132	$(2)
7/31/2009	Euro (Buy 240)	1.4176	340	(2)
7/31/2009	Poland Zloty (Sell 1,185)	2.9212	406	(6)
8/3/2009	Poland Zloty (Sell 375)	2.9218	128	(1)
8/4/2009	Poland Zloty (Sell 664)	2.9220	227	(5)

				$(16)

Notes to Financial Statements

July 31, 2009

1.  Organization and Related Matters

The Metzler/Payden Investment Group (the “MP Group”) is an open-end registered investment company organized as a Delaware business trust on March 22, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Its fund (a “Fund,” or the “MP Fund”) is a series of the MP Group. The MP Group commenced operations on December 30, 2002. The Fund is able to issue unlimited shares at $0.001 par value, and has been classified as non-diversified.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the repotted amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market.

Investment Transactions

Investment transactions are accounted for on the date the security is purchased or sold (trade date).

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. For the Fund, investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Forward Currency Contracts

The MP Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date.

The Fund enters into forward contracts to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result,

Notes to Financial Statements continued

bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds held no options at the end of the period.

Futures Contracts

The Fund may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as requited by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Fund may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into interest rate swap agreements for a variety of reasons, including to hedge certain markets, to protect against adverse interest rate movements, to provide a substitute for purchasing or selling a security, or to increase potential returns.

TBA Sale Commitment

The Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options, is required to segregate sufficient assets to cover any potential loss.

3.	Related Party Transactions

Metzler/Payden (the “Advisers”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, each is entitled to receive fees monthly, computed on the average daily net assets of the Fund separately at an annualized rate of 0.75%.

Notes to Financial Statements continued

The Advisers agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes); will not exceed 1.50% of that Fund’s average daily net assets on an annualized basis.

The Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the MP Fund, Payden & Rygel Distributors is not entitled to receive any fees from the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

4.  Fair Value Measurement

Financial Accounting Standard No. 157 (FAS 157), establishes a hierarchy for the various inputs used in determining the value of the Fund’s investments and other financial instruments. However, the inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

Level 1 - quoted prices in active markets for identical investments.
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments and other financial instruments (numbers in 000s):

Table 1.

	Investments in Securities
	Level 1		Level 2		Level 3
	Assets ( $ ‘000’s )	Liabilities ( $ ‘000’s )	Assets ( $ ‘000’s )	Liabilities ( $ ‘000’s )	Assets ( $ ‘000’s )	Liabilities ( $ ‘000’s )	Total

Metzler/Payden European Emerging Markets	158,623	—	971	—	1,250	—	160,844

Table 1a.

	Other Financial Instruments †
	Level 1		Level 2		Level 3
	Assets ( $ ‘000’s )	Liabilities ( $ ‘000’s )	Assets ( $ ‘000’s )	Liabilities ( $ ‘000’s )	Assets ( $ ‘000’s )	Liabilities ( $ ‘000’s )	Total

Metzler/Payden European Emerging Markets	—	—	16	(16)	—	—	—

†	Other Financial Instruments include derivative instruments, such as futures, forward currency, swap and any options contracts. Amounts shown represents unrealized appreciation (depreciation) at period end.

Notes to Financial Statements continued

Table 1b.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of 10/31/2008	1,927
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	56
Net purchases (sales)	892
Transfers in and/or out of Level 3	(1,625)

Balance as of 7/31/2009	1,250

5.	Accounting Pronouncements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact on the financial statements and the accompanying notes.

During September, 2008 FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a Fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. The adoption of the Amendment did not have an impact on the Fund’s financial statement disclosures due to the current Fund holdings.

ITEM 2. CONTROLS AND PROCEDURES.
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934 as of the Evaluation Date.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 3. EXHIBITS.
(a) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act is attached hereto as Exhibit 99CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Metzler/Payden Investment Group

By (Signature and Title)	/s/ SCOTT J. WEINER

SCOTT J. WEINER
CHAIRMAN AND PRESIDENT

Date 9/23/09
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ SCOTT J. WEINER

SCOTT J. WEINER
CHAIRMAN AND PRESIDENT

Date 9/23/09

By (Signature and Title)	/s/ BRIAN W. MATTHEWS

BRIAN W. MATTHEWS
CHIEF FINANCIAL OFFICER

Date 9/23/09